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                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statement
No. 33-47091 of PRIMEDIA Inc. (formerly known as K-III Communications Corporation) on Form S-8 under the Securities Act of 1933 of our report dated February 2, 2000 appearing in this Annual Report on Form 10-K of PRIMEDIA Inc. for the year ended December 31, 1999.

DELOITTE & TOUCHE LLP
New York, New York
March 28, 2000